                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



          We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Lam Research Corporation of our report dated July 25, 1996 appearing on page 25 of OnTrak Systems, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1996, which is incorporated by reference in Lam Research Corporation's Registration Statement on Form S-4.



/s/ Price Waterhouse LLP
San Jose, California
August 5, 1997

                                    Page 23